                         FIRST CAROLINA INVESTORS, INC.

                                      1999
                                 ANNUAL REPORT

Company Profile
FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES

Description of Business
-----------------------

First Carolina Investors (the Company) was organized
December 2, 1971. The
Company is a non-diversified, closed-end management investment company under the Investment Company Act of 1940.

FORM N-SAR
----------

A copy of the Company's December 31, 1999 report on Securities and Exchange Commission Form N-SAR will be furnished without charge to shareholders upon written request directed to the Secretary, First Carolina Investors, Inc., P.O. Box 33607, Charlotte, NC 28233

Table of Contents
-----------------

Management's Discussion and Analysis
  of Financial Conditions and Results
  of Operations......................    1
Management's Report..................    4
Independent Auditor's Report.........    5
Consolidated Financial Statements....    6
Notes to Consolidated Financial
  Statements.........................    9
Per Share Data and Ratios............   15

Quarterly Stock Prices (Boston Stock Exchange) and Dividends Paid Per Share
--------------------------------------------------------------------------------

                                      1999
--------------------------------------------------------------------------------

           Quarter                       First             Second            Third            Fourth
High Bid                                 $70.00            71.00             73.00            67.00
Low Bid                                  $68.00            60.00             67.00            65.00
Cash Dividends                           $ 0.25              .25               .25              .25

--------------------------------------------------------------------------------

                                      1998
--------------------------------------------------------------------------------

           Quarter                       First             Second            Third            Fourth
High Bid                                 $68.00            70.00             75.00            71.25
Low Bid                                  $60.00            67.00             70.00            70.00
Cash Dividends                           $ 0.25              .25               .25              .25

--------------------------------------------------------------------------------

There were approximately 450 record holders of Shares of Common Stock at January 3, 2000.

Management's Discussion and Analysis of Financial Conditions and Results of Operations
FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

First Carolina Investors, Inc. (the Company) was organized December 2, 1971 as a South Carolina unincorporated business trust. On July 1, 1987 the Company incorporated by merging into a wholly owned subsidiary (First Carolina Investors, Inc.) established solely for this purpose. The Company was incorporated November 24, 1986 under the laws of the state of Delaware.

From the inception of operations through December 31, 1975 the Company operated as a real estate investment trust ("REIT") as defined in the Internal Revenue Code. Subsequently the Company became active in land development through both direct ownership and joint ventures as well as investments in equity securities of financial and other entities. Real estate activities continued to be the Company's primary business through the end of 1994. On January 3, 1995 the Company, pursuant to the requirements of the Investment Company Act of 1940, filed notification of registration.

The Company is a closed-end, non-diversified management investment company. As a closed-end, non-diversified management investment company, the Company values assets and liabilities at estimated fair value.

1999 OPERATION COMPARED TO 1998

The net asset value of the Company decreased by $4,023,280 or $4.67 per share during 1999 as compared to an increase of $5,489,873 or $4.52 per share during 1998. During 1999 the value of the Company's investment in M & T Bank Corporation, the Company's largest security holding, decreased by $13,085,875 as compared to an increase of $8,090,000 during 1998. At the end of 1999 the value of the Company's investment in M & T Bank Corporation was $51,781,250.

During 1999 the Company reported the sale of its holdings of 25,000 shares of M & T Bank Corporation at an after tax gain of $7,830,578. During 1999 the Company made four new investments. The Company purchased 755,800 shares of Bell Industries, Inc. at an average cost of $4.60 per share. Bell Industries, Inc. distributes electronic components, graphics, and imaging products. The firm is located in El Segundo, California. The Company also purchased 1,200,000 shares of First Union Real Estate & Mortgage Investments, located in Cleveland, Ohio. First Union Real Estate is a real estate investment trust (REIT). The average cost per share was $4.24. Tandycrafts, Inc., a firm located in Fort Worth, Texas, manufactures and markets products for the home and office. The Company purchased 606,011 shares at an average cost of $3.26. The Company purchased $2,445,000 of Sizeler Property Investors, Inc. debentures at an average cost of $917.60 per $1,000. Sizeler Property Investors is engaged in ownership and rental of retail shopping center properties and apartment properties.

During both 1999 and 1998 real estate operations contributed to earnings. The Company's Charlotte real estate investments contributed $1,135,532 to total income during 1999 as compared to $1,513,284 during 1998. (See gains on sale of real estate below).

Net income before realized and unrealized appreciation on investments was $1,690,497 for 1999 as compared to $1,951,431 for 1998. The net gain realized on investments in other companies was $7,766,470 in 1999 versus $15,072,700 in 1998. The decrease in net unrealized appreciation of investments was $13,480,247 in 1999 as compared to $11,534,258 in 1998. These components combined to produce a net decrease in net assets resulting from operations of $(4,023,280) in 1999 compared to an increase of $5,489,873 in 1998.

At year end net asset value per share was $74.92 in 1999 and $79.59 in 1998.

Dividend income increased during 1999 as compared to 1998. An increase in the purchase of shares of First Union Real Estate Equity & Mortgage Investment and dividends paid by Ecology & Environment, Inc. were the primary reasons for the increase in dividend income. For additional information, including a detailed list of dividends paid see Note 2 of Notes To Consolidated Financial Statements. At the end of 1999 seven of the Company's investees did not pay dividends as compared to six in 1998, and are therefore considered non-income producing.

Interest income for 1999 was $527,551 as compared to $790,596 for 1998.

Gain on sale of real estate was $1,135,532 during 1999 as compared to $1,513,284 during 1998. During 1999, three (3) lots were sold in the Providence Country Club community at a total gross sales price of

$211,900 and a gain of $187,580. Also during 1999 the release payment on the forty-seven (47) acres of undeveloped land in Union County produced a gain of $726,093 and the recognition of $214,500 in deferred income and other gains on property. Other miscellaneous gains of $7,359 were recognized in 1999. During 1998 four (4) lots were sold in the Providence Country Club community at a total gross sales price of $327,850 and a gain of $198,696. Also during 1998 the release payment on the 63 acres of undeveloped land in Union County produced a gain of $975,492 and 3.9 acres at Park Crossing was sold at a gain of $339,095. At December 31, 1999 the Company had one remaining lot to sell in the Providence Country Club community, five (5) acres at Park Crossing and thirty (30) acres in Union County contiguous to Providence Country Club.

Equity earnings of joint venture were $71,484 in 1999 as compared to $152,903 in 1998. The Company owns a 1/3 interest in the joint venture Goodsell/Carolinas Associates. During 1999 the venture sold 2 lots at a total gross sales price of $310,000. During 1998 the venture sold 2 lots and 1 outparcel at a total gross sales price of $622,000.

Other income was $637,511 during 1999 as compared to $347,596 during 1998. Other income for 1999 includes income of $610,000 attributable to assets held in the deferred compensation plan and miscellaneous income of $27,000. For 1998 other income includes $44,000 of interest income recognized due to 1993 and 1994 North Carolina intangibles tax refunds, income of $224,000 attributable to assets held in the deferred compensation plan and miscellaneous income of $80,000.

General and administrative expense decreased in 1999 to $255,675 as compared to $446,043 during 1998. For both years personnel costs were the largest component of the category and totaled approximately $181,076 in 1999 as compared to $333,542 in 1998. The reason for the decrease during 1999 is due to payments due pursuant to an incentive compensation plan. Also included in general administrative expenses are various taxes, principally franchise taxes of $99,000 in 1999 and $78,000 in 1998. A contingency of $61,582 was reversed during 1999.

Sales and marketing expense for 1998 are related to the marketing of the Providence Country Club sales office, which was sold in the fourth quarter.

Other expenses increased in 1999. Other expenses for 1999 include directors fees and expenses of $65,000, expenses of $610,000 which corresponds with and offsets income earned by assets in the deferred compensation plan, real estate taxes of $19,000 and miscellaneous expense of $53,000. Other expenses of 1998 include real estate taxes of $24,000, directors fees and expenses of $40,000, expenses of $224,000 which corresponds with and offsets income earned by assets in the deferred compensation plan and miscellaneous expenses of $85,000.

Gain realized on investments in other companies, net of income taxes, was $7,766,470 for 1999 as compared to $15,072,700 for 1998. These amounts are net of income taxes of $5,080,000 in 1999 and $9,960,000 in 1998. The gain is the result of the sale of the Company's 25,000 shares in 1999 and 50,000 shares in 1998 of M & T Bank Corporation.

INTERNAL AND EXTERNAL SOURCES OF LIQUIDITY

The three major components of the Company's assets are investments in other companies, cash, including short term investments, and real estate.

INVESTMENTS IN OTHER COMPANIES

While investments in other companies consist of marketable securities, they are considered mid to long term investments and are generally not a source of current liquidity.

REAL ESTATE

Land held for investment should generally not be considered a source of current liquidity. The general liquidity of any real estate investment is heavily influenced by real estate market conditions, interest rates and the availability of construction loans. These factors were positive during the past several years. Long term interest rates were quite favorable during 1999 and 1998. The availability of construction financing has been good during both years and indications are that the availability will continue to be good. As of the date of this report, the 2000 real estate market is expected to remain favorable; however, as the Company continues its transition away from real estate investments, real estate will continue to become less significant to overall operations.

CASH, INCLUDING SHORT TERM INVESTMENTS

At December 31, 1999, the Company held cash and short term investments of $6,312,199. The short term investments of $5,628,357 are highly liquid and accordingly are the Company's best sources of liquidity.

COMMITMENTS FOR CAPITAL EXPENDITURES

At December 31, 1999 the Company had contractual and other commitments of approximately $250,000 related to real estate.

While the Company has no contractual commitments to purchase additional equity securities, the Company may from time-to-time make significant expenditures for this purpose.

The Company's stock repurchase program has been in effect since 1980. Although it has no contractual obligation to repurchase its shares, the Company currently intends to repurchase shares subject to availability and price.

YEAR 2000 COMPLIANCE

The Company has upgraded its current computer system to be Year 2000 compliant at a cost of $4,500. The Company's operations do not significantly rely on any non-information technology systems as defined by the Securities and Exchange Commission.

SUMMARY

In its fourth year as an investment company, the Company continued its transition away from real estate assets.

During 1999 the net decrease in net assets resulting from operations was $4,023,280 as compared to an increase of $5,489,873 for 1998. At December 31, 1999 net assets per share are $74.92. This is an decrease of $4.67 per share from the December 31, 1998 net assets per share of $79.59.

The 1999 decrease in net asset value is due in large measure to the reduction in market value of the Company's holdings in M & T Bank Corporation.

--------------------------------------------------------------------------------
Management's Report
FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

The Management of First Carolina Investors, Inc. is responsible for the preparation, integrity and objectivity of the financial statements and other information in the accompanying Annual Report. These financial statements have been prepared in accordance with generally accepted accounting principles and necessarily include some estimates which are based upon Management's judgment.

Management is also responsible for establishing and maintaining a system of internal controls to provide reasonable assurance that assets are safeguarded, transactions are properly executed and financial records are adequate and reliable for the preparation of financial statements.

The system of internal controls, while restricted due to a very small number of employees, provides for certain divisions of responsibilities. Management monitors the system for compliance and performs analytical reviews for reasonableness. Management believes that, as of December 31, 1999, the Company's system of internal controls is adequate to accomplish the objectives discussed herein.

The Audit Committee of the Board of Directors meets periodically with Management and the independent certified public accountants to review matters relating to the quality of financial reporting, internal accounting control and the results of the annual independent audit. The independent certified public accountants have direct and unlimited access to the Audit Committee with or without Management present.

The accompanying financial statements have been audited by KPMG LLP, independent certified public accountants, in accordance with generally accepted auditing standards. Their audit includes consideration of the Company's system of internal accounting controls in order to establish a basis for reliance thereon in determining the nature, extent and timing of auditing procedures required to support their opinion on the financial statements.

Brent D. Baird                           H. Thomas Webb III
Chairman                                 President

Independent Auditors' Report
FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

The Directors and Shareholders
First Carolina Investors, Inc.

We have audited the accompanying consolidated statements of assets and liabilities and investments in securities of First Carolina Investors, Inc. and subsidiaries as of December 31, 1999 and 1998 and the related consolidated statements of operations and the statements of changes in net assets for the years then ended and the selected per share data and ratios for each of the years in the five year period ended December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and per share data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of First Carolina Investors, Inc. and subsidiaries as of December 31, 1999 and 1998 and the results of their operations and the changes in its net assets for the years then ended and the selected per share data ratios for each of the years in the five year period ended December 31, 1999 in conformity with generally accepted accounting principles.

                                         KPMG LLP

Charlotte, North Carolina
February 1, 2000

                FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES
               Consolidated Statements of Assets and Liabilities
                           December 31, 1999 and 1998

                                                            1999          1998
                                                         -----------   -----------
Assets
Investments in securities, at value (note 2) (cost of
   $29,724,429 in 1999 and $21,516,823 in 1998)          $87,337,663   100,780,644
Cash, including short term investments of $5,638,357 in
   1999 and $9,208,851 in 1998                             6,312,199     9,656,341
Mortgage loans, secured by real estate (note 3)               53,292        74,579
Real estate (note 4)                                       1,353,000     2,600,000
Investment in joint venture (note 5)                         149,000       250,000
Receivables
      Accrued dividend and interest receivable                23,747         3,126
      Amounts due from sale of securities                    226,071            --
Other assets (note 6)                                      2,826,969     2,217,985
                                                         -----------   -----------
      Total assets                                        98,281,941   115,582,675
                                                         -----------   -----------

Liabilities
Accounts payable and accrued liabilities (note 7)          3,623,166     3,428,776
Federal and state income taxes payable                       846,943       107,605
Deferred income taxes payable (note 8)                    20,818,471    31,131,475
                                                         -----------   -----------
      Total liabilities                                   25,288,580    34,667,856
                                                         -----------   -----------

Deferred Income (note 9)                                          --       119,500
                                                         -----------   -----------

Net Assets                                               $72,993,361    80,795,319
                                                         ===========   ===========
Net assets per share (3,500,000 no par value common
   shares authorized, 978,602 and 1,015,666 shares
   issued, 974,302 and 1,015,166 shares outstanding, in
   1999 and 1998, respectively)                          $     74.92         79.59
                                                         ===========   ===========

See accompanying notes to consolidated financial statements.

                FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES
                     Consolidated Statements of Operations
                 For the years ended December 31, 1999 and 1998

                                                          1999           1998
                                                      ------------    -----------
INCOME
Dividends                                             $  1,023,470        873,200
Interest                                                   527,551        790,596
Gain on sale of real estate                              1,135,532      1,513,284
Equity in earnings of joint venture                         71,484        152,903
Other                                                      637,511        347,596
                                                      ------------    -----------
Total income                                             3,395,548      3,677,579
                                                      ------------    -----------
EXPENSES
General and administrative                                 255,675        446,043
Professional fees                                           97,402         67,203
Sales and marketing                                             --          6,933
Other                                                      747,974        372,969
                                                      ------------    -----------
Total expenses                                           1,101,051        893,148
                                                      ------------    -----------
Earnings before income taxes and realized and
   unrealized appreciation on investments                2,294,497      2,784,431
Provision for income taxes                                (604,000)      (833,000)
                                                      ------------    -----------
Net income before realized and unrealized
   appreciation on investments                           1,690,497      1,951,431
Gain realized on investments in other companies
   (net of income tax provision of $5,080,000 in
   1999 and $9,960,000 in 1998)                          7,766,470     15,072,700
Change in unrealized appreciation of investments
   for the period, net of deferred taxes (benefit)
   of ($8,810,654) in 1999 and ($5,865,293) in
   1998                                                (13,480,247)   (11,534,258)
                                                      ------------    -----------
Net increase (decrease) in net assets resulting
   from operations                                    $ (4,023,280)     5,489,873
                                                      ============    ===========

See accompanying notes to consolidated financial statements.

                FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES
                Consolidated Statements of Changes in Net Assets
                 For the years ended December 31, 1999 and 1998

                                                                  1999                1998
                                                              ------------        ------------
Increase in net assets from operations
     Investment income, net                                   $  1,690,497        $  1,951,431
     Realized gain on investments, net                           7,766,470          15,072,700
     Change in unrealized appreciation, net                    (13,480,247)        (11,534,258)
                                                              ------------        ------------
          Net increase (decrease) in net assets resulting
            from operations                                     (4,023,280)          5,489,873
Distributions to shareholders of $1.00 per share in 1999 and
  in 1998 from investment income, net                             (959,737)         (1,038,087)
Treasury shares purchased                                       (2,818,941)         (4,406,556)
                                                              ------------        ------------
          Total increase (decrease)                             (7,801,958)             45,230
Net assets
          Beginning of year                                     80,795,319          80,750,089
                                                              ------------        ------------
          End of period                                       $ 72,993,361        $ 80,795,319
                                                              ============        ============

See accompanying notes to consolidated financial statements.

                FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES
                           INVESTMENTS IN SECURITIES
                           December 31, 1999 and 1998

                                                         1999                       1998
                                               ------------------------   ------------------------
                                               Principal                  Principal
                                                 Amount                    Amount
                                               or Shares    Fair Value    or Shares    Fair Value
                                               ----------   -----------   ---------   ------------
Common Stocks - 97.5% in 1999 and 100% in
  1998
Financial Services
  62.3% in 1999 and 80% in 1998
  M & T Bank Corporation                          125,000   $51,781,250     150,000   $ 77,840,625
  Merchants Group, Inc.                           135,000     2,632,500     135,000      2,775,937
Manufacturing
  18.1% in 1999 and 10.5% in 1998
  Acme Electric Corporation                     1,000,000     5,750,000     785,900      3,733,025
  Exolon-ESK Company                               64,700       970,500      64,700      1,949,088
  Marine Transport Corporation                    700,000     1,837,500     700,000      1,575,000
  Todd Shipyards Corporation                      700,000     5,468,750     700,000      3,325,000
  Tandycrafts, Inc.                               606,011     1,855,909          --             --
Services
  4.3% in 1999 and 5.6% in 1998
  Barrister Information Systems, Corp.          1,380,510     1,466,792   1,598,100      1,498,219
  Ecology & Environment, Inc.                     425,000     2,257,813     425,000      3,931,250
  Roy F. Weston                                        --            --      70,000        192,500
Diversified
  12.8% in 1999 and 3.9% in 1998
  Bell Industries, Inc.                           727,400     5,410,037          --             --
  First Union Real Estate Equity & Mortgage
     Investments                                1,200,000     5,700,000          --             --
  Oglebay Norton Company                               --            --     160,000      3,960,000
                                                            -----------               ------------
Total Common Stocks (cost of $27,414,987 in
  1999 and $21,516,823 in 1998)                              85,131,050                100,780,644

Debentures - 2.5% in 1999 and 0% in 1998
  Sizeler Property Investors, Inc.             $2,445,000     2,206,613          --             --
                                                            -----------               ------------
Total - 100% (cost of $29,724,429 in 1999 and
  $21,516,823 in 1998)                                      $87,337,663               $100,780,644
                                                            ===========               ============

See accompanying notes to consolidated financial statements.

FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 1998
--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, FINANCIAL STATEMENT PRESENTATION AND ORGANIZATION

       (a)   Organization

           First Carolina Investors, Inc. was organized December 2, 1971 and subsequently incorporated in the state of Delaware July 1, 1987. On January 3, 1995, First Carolina Investors, Inc. registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940.

       (b)   Principles of consolidation and financial statement presentation

           The accompanying consolidated financial statements include First Carolina Investors, Inc. and its subsidiaries (the Company), all of which are wholly-owned. In consolidation, all significant intercompany accounts and transactions have been eliminated.

       (c)   Security valuation

           Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price.

           Unrealized appreciation and/or depreciation is included in the statement of operations, net of the effective tax rate, to arrive at the change in net assets.

       (d)   Real estate

           The Board of Directors and management of the Company value its real property investments at estimated fair value. Procedures utilized to determine the estimated fair value include estimated net cash flows and utilization of fair market comparables in existing subdivisions developed by the Company and other market comparables.

           The Company accounts for sales of real estate in accordance with Statement of Financial Accounting Standards No. 66, "Accounting for Sales of Real Estate."

       (e)   Investment in joint venture

           The Company has an interest in a joint venture which is engaged in the development and sale of real estate. The Board of Directors and management have used fair market comparables in the existing subdivision developed by the venture in valuing its investment at its estimated fair value.

       (f)   Income taxes

           The Company is subject to Federal and state corporate income taxes. The Company files a consolidated Federal income tax return. The Company accounts for income taxes in accordance with the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes."

           Deferred income taxes payable have been increased to reflect the estimated Federal and state income tax liabilities on unrealized gains in real estate, investments in securities and investment in joint venture in the accompanying Consolidated Statement of Assets and Liabilities.

       (g)   Distributions to Shareholders

           Dividends payable to shareholders are recorded on the declaration date.

       (h)   Management's use of estimates

           The preparation of financial statements in conformity with generally accepted account principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, revenues and expenses, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results may differ from these estimates.

       (i)   Amortization Policies

           The discount on debentures is amortized to cost over the life of the debentures at the effective rate of interest.

       (j)   Other

           The Company follows the industry practice of recording security transactions on the trade date. Interest income is recognized on the accrual basis. Dividend income is recognized on the ex-dividend date.

       (k)   Reclassification

           Certain amounts on the 1998 consolidated statement of operations have been reclassified to conform to the 1999 presentation.

(2)   INVESTMENTS IN SECURITIES

The Company's investments in common stocks and debentures, which are stated at market value, are as follows:

                                                                      December 31, 1999
                                   ----------------------------------------------------------------------------------------
                                   Principal                                 Gross        Gross
                                   Amount or    Fair Value                 Unrealized   Unrealized
                                     Number     as a % of                   Holding      Holding        Fair      Dividend
                                   of shares    Net Assets      Cost         Gains        Losses       Value       Income
                                   ----------   ----------   -----------   ----------   ----------   ----------   ---------
 Common Stocks
 M & T Bank Corporation               125,000      70.9      $ 1,987,500   49,793,750          --    51,781,250     586,020
 Merchants Group, Inc.                135,000       3.6        2,051,021      581,479          --     2,632,500      47,250
*Acme Electric Corporation          1,000,000       7.8        4,887,846      862,154          --     5,750,000          --
*Exolon-ESK Company                    64,700       1.3        1,477,419           --    (506,919)      970,500          --
*Marine Transport Corporation         700,000       2.5        1,651,305      186,195          --     1,837,500          --
*Todd Shipyards Corporation           700,000       7.4        2,931,250    2,537,500          --     5,468,750          --
*Barrister Information Systems,
  Inc.                              1,380,510       2.0          738,063      728,729          --     1,466,792          --
*Ecology & Environment, Inc.          425,000       3.0        2,257,813           --          --     2,257,813     136,000
*Bell Industries, Inc.                727,400       7.4        2,367,522    3,042,515          --     5,410,037          --
 First Union Real Estate Equity &
  Mortgage Investments              1,200,000       7.8        5,090,534      609,466          --     5,700,000     186,000
 Oglebay Norton Company                    --        --               --           --                        --      68,200
*Tandycrafts, Inc.                    606,011       2.5        1,974,714           --    (118,805)    1,855,909          --
 Debentures
 Sizeler Property Investors, Inc.  $2,445,000       3.0        2,309,442           --    (102,830)    2,206,612          --
                                                             -----------   ----------    --------    ----------   ---------
                                                             $29,724,429   58,341,788    (728,554)   87,337,663   1,023,470
                                                             ===========   ==========    ========    ==========   =========

                                                                        December 31, 1998
                                     ---------------------------------------------------------------------------------------
                                                                              Gross        Gross
                                                 Fair Value                 Unrealized   Unrealized
                                      Number     as a % of                   Holding      Holding        Fair       Dividend
                                     of shares   Net Assets      Cost         Gains        Losses        Value       Income
                                     ---------   ----------   -----------   ----------   ----------   -----------   --------
 M & T Bank Corporation                150,000      96.3      $ 2,385,000   75,455,625          --     77,840,625   653,600
 Merchants Group, Inc.                 135,000       3.4        2,051,021      724,916          --      2,775,937    27,000
*Acme Electric Corporation             785,900       4.6        3,847,482           --    (114,457)     3,733,025        --
*Exolon-ESK Company                     64,700       2.4        1,477,419      471,669          --      1,949,088        --
*Marine Transport Corporation          700,000       1.9        1,651,305           --     (76,305)     1,575,000        --
*Todd Shipyards Corporation            700,000       4.1        2,931,250      393,750          --      3,325,000        --
*Barrister Information Systems,
  Inc.                               1,598,100       1.9          799,050      699,169          --      1,498,219        --
*Ecology & Environment, Inc.           425,000       4.9        3,931,250           --          --      3,931,250    45,600
 Roy F. Weston, Inc.                    70,000       0.2          198,918           --      (6,418)       192,500        --
 Olgebay Norton Company                160,000       4.9        2,244,128    1,715,872          --      3,960,000   128,000
                                                              -----------   ----------    --------    -----------   -------
                                                              $21,516,823   79,461,001    (197,180)   100,780,644   854,200
                                                              ===========   ==========    ========    ===========   =======

---------------

* Investments in affiliated companies in which the Company owns more than 5% of voting shares.

Purchases and sales of investment securities were $14,034,791 and $3,171,208 during 1999 and $9,674,612 and $795,120 during 1998. The net gain on sale of investments in other companies was $7,766,470 and $15,072,700 for 1999 and 1998, respectively. In addition, during 1999 and 1998 the Company reduced to fair value its cost basis in an equity security. The realized loss was $1,673,437 for 1999 and $696,864 for 1998 and is included in net gain on sale of investments. A liquidating dividend of $982,540 reduced the cost basis of an equity security in 1999. Net gains are computed using the average cost method. Dividend income of $68,200 in 1999 and $19,000 in 1998 was received on securities sold during 1999.

(3)   MORTGAGE LOANS

The Company's investments in mortgage loans as of December 31, 1999 and 1998 are summarized as follows:

                                                                     1999           1998
                                                                    -------        -------
Permanent loans on condominiums                                     $53,292        $55,079
Junior loans on lots                                                     --         19,500
                                                                    -------        -------
Total mortgage loans, net                                           $53,292        $74,579
                                                                    =======        =======

(4)   REAL ESTATE

The estimated fair value of real estate owned at December 31, 1999 and 1998 are summarized as follows:

                                                         1999                       1998
                                                -----------------------    -----------------------
                                                                Fair                       Fair
                Description                     Quantity       Value       Quantity       Value
                -----------                     ---------    ----------    ---------    ----------
Land under contract:
     Providence Country Club                           --    $       --     47 acres    $1,077,000
Land held for investment:
     Providence Country Club                     30 acres       853,000     30 acres       853,000
     Park Crossing                                5 acres       500,000      5 acres       500,000
Finished lot inventory                              1 lot            --       4 lots       170,000
                                                             ----------                 ----------
          Total real estate, net                             $1,353,000                 $2,600,000
                                                             ==========                 ==========

During 1999, payment was received for the remaining 47 acres. During 1997, the Company entered into a contract for the sale of 195 acres of land held for investment. Payment in full was received for 85 acres and a purchase money mortgage was received for the remaining 110 acres. The 110 acre transaction did not qualify as a sale pursuant to the accounting policy described in note 1(d) and was reflected in the accompanying Consolidated Financial Statements as land under contract.

(5)   INVESTMENT IN AND ADVANCES TO JOINT VENTURE

The Company has a 1/3 ownership interest in a joint venture Goodsell-Carolinas. The Company's initial investment in and all advances to the venture have been repaid.

At December 31, 1999, the venture owns 5 lots at a cost of $226,666 and a fair market value of $490,000. At December 31, 1998, the venture owned 7 lots at a cost of $293,236 and a fair market value of $795,000.

(6)   OTHER ASSETS

The components of other assets at December 31, 1999 and 1998 are as follows:

                                                                 1999                      1998
                                                              ----------                ----------
Deferred compensation, funded (note 7)                        $2,802,327                $2,191,947
Miscellaneous                                                     24,642                    26,038
                                                              ----------                ----------
                                                              $2,826,969                $2,217,985
                                                              ==========                ==========

The deferred compensation includes $2,802,327 and $2,191,947 at December 31, 1999 and 1998, respectively, owed to affiliated persons pursuant to a deferred compensation plan. The deferred compensation has accrued over fifteen years. Contributions are no longer being made to the plan.

(7)   ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

The components of accounts payable and accrued liabilities at December 31, 1999 and 1998 are as follows:

                                                                 1999                      1998
                                                              ----------                ----------
Trade accounts payable                                        $  485,185                $  803,551
Deferred compensation (note 6)                                 2,802,327                 2,191,947
Dividends payable                                                234,641                   244,716
Miscellaneous accruals and payables                              101,013                   188,562
                                                                      --                        --
                                                              ----------                ----------
                                                              $3,623,166                $3,428,776
                                                              ==========                ==========

(8)   INCOME TAXES

Total income tax expense (benefit) for the years ended December 31, 1999 and 1998 are allocated as follows:

                                                   1999                             1998
                                       -----------------------------    -----------------------------
                                          Earnings                         Earnings
                                           (loss)                           (loss)
                                           before                           before
                                         Income Tax       Income Tax      Income Tax       Income Tax
                                       ---------------    ----------    ---------------    ----------
Investment income                       $  2,294,497         604,000        2,784,431         833,000
Gains realized on investments in
  other companies                         12,846,470       5,080,000       25,032,700       9,960,000
Change in unrealized appreciation of
  investments                            (22,290,901)     (8,810,654)     (17,399,551)     (5,865,293)
                                        ------------      ----------      -----------      ----------
                                        $ (7,149,934)     (3,126,654)      10,417,580       4,927,707
                                        ============      ==========      ===========      ==========

The components of Federal and state income tax expense (benefit) from continuing operations are summarized as follows:

                                                                1999                       1998
                                                            ------------                ----------
Current:
     Federal                                                $  5,932,313                 9,006,578
     State                                                     1,254,037                 1,993,422
                                                            ------------                ----------
                                                               7,186,350                11,000,000
Deferred                                                     (10,313,004)               (6,072,293)
                                                            ------------                ----------
                                                            $ (3,126,654)                4,927,707
                                                            ============                ==========

Income tax expense (benefit) for the years presented was different than the amounts computed by applying the statutory Federal income tax rate to earnings
(loss) before income taxes. The sources of these differences and the tax effects of each are as follows:

                                                       1999          %         1998         %
                                                    -----------    ------    ---------    -----
Income tax expense (benefit) at Federal rate        $(2,502,477)   (35.0%)   3,646,153    35.0%
Change in Federal tax rate affecting taxable
  temporary differences                                      --        --      952,110     9.1%
Change in the beginning of the year balance of the
  valuation allowance for deferred tax assets
  allocated to income tax expense                            --        --       (9,000)   (0.1%)
State income tax net of Federal tax benefit            (325,322)    (4.6%)     490,928     4.7%
Dividend exclusion                                     (269,365)    (3.8%)    (266,503)   (2.6%)
Other, net                                              (29,490)    (0.3%)     114,019     1.2%
                                                    -----------    ------    ---------    -----
     Provision for income taxes                     $(3,126,654)   (43.7%)   4,927,707    47.3%
                                                    ===========    ======    =========    =====

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 1999 and 1998 are presented below:

                                                                    1999            1998
                                                                ------------    ------------
Deferred tax assets:
Deferred compensation liability, principally due to accrual
  for financial reporting purposes                              $  1,111,864    $    870,000
Other                                                                 24,580              --
State net operating loss carryforwards                                 7,000           6,154
                                                                ------------    ------------
Total gross deferred tax assets                                    1,143,444         876,154
Less valuation allowance                                              (7,000)         (7,000)
                                                                ------------    ------------
Net deferred tax assets                                            1,136,444         869,154
                                                                ------------    ------------
Deferred tax liabilities:
Real estate investments, principally due to unrealized gains        (188,966)       (444,838)
Investments in securities, principally due to unrealized
  gains on securities                                            (21,765,949)    (31,270,991)
Other                                                                     --        (284,800)
                                                                ------------    ------------
Total gross deferred tax liabilities                            $(21,954,915)   $(32,000,629)
                                                                ------------    ------------
Net deferred tax liability                                      $(20,818,471)   $(31,131,475)
                                                                ============    ============

The valuation allowance for deferred tax assets as of January 1, 1999 was $7,000. The net change in the total valuation allowance for the years ended December 31, 1999 and 1998 was zero and a decrease of $9,000, respectively. The valuation allowance primarily relates to state net operating loss carry forwards. It is management's belief that the realization of the net deferred tax asset is more likely than not based upon the Company's history of taxable income and estimated future income.

Federal and state income tax returns of the Company for 1996 and subsequent years are subject to examination by the Internal Revenue Service and various other taxing authorities.

(9)   DEFERRED INCOME

When sales of real estate do not meet the requirements for profit recognition, the gain on the sale is deferred until the requirements for recognition have been met. At December 31, 1998 the Company had deferred income relating to such sales of $119,500. There was no deferred income at December 31, 1999.

(10)  STOCK OPTION PLAN

During 1987 options for 45,000 shares of common stock were awarded to certain employees. These options are exercisable at the rate of 20% per year beginning July 1, 1988 at a price of $12.75 per share which was equal to the market price at the date of the adoption of the amended plan. At December 31, 1999, all the options are fully vested and exercisable but no options have been exercised.

(11)  NET ASSETS PER SHARE

Net assets per share are based on the number of shares of common stock and common stock equivalents outstanding, after deducting treasury stock, 974,302 at December 31, 1999 and 1,015,166 on December 31, 1998. The computation assumes that outstanding stock options were exercised and the proceeds used to purchase common stock.

(12)  SHARE REPURCHASE PROGRAM

At December 31, 1999 the Company has repurchased 568,480 shares as treasury shares at a cost of $16,821,945. During 1999 and 1998, the Company repurchased 40,300 and 61,900 shares at an average cost of $69.95 and $71.19 per share, respectively.

During 1999 and 1998 the Company cancelled and retired 36,500 and 527,680 shares, respectively. The cumulative shares cancelled and retired at December 31, 1999 was 564,180.

(13)  ACCUMULATED UNDISTRIBUTED INCOME

At December 31, 1999 accumulated undistributed investment income-net was $4,528,092 accumulated undistributed net realized gains on investment transactions was $24,332,220 and net unrealized appreciation in value of investments was $30,750,723.

(14)  COMMITMENTS AND CONTINGENCIES

The Company has $250,000 of undisbursed contractual commitments in connection with real estate. In order to protect its investments, the Company may be required to furnish amounts in excess of its current investments or commitments.

The Company is involved in various legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company's financial position, results of operation, or liquidity.

--------------------------------------------------------------------------------
Selected Per Share Data and Ratios
For the Years Ended December 31
--------------------------------------------------------------------------------

                                     1999        1998         1997         1996         1995
                                    -------    ---------    ---------    ---------    ---------
PER SHARE DATA AND RATIOS*
Investment income                   $  3.40    $    3.48    $    5.38    $    2.38    $    3.55
  Expenses (including income
     taxes)                           (1.71)       (1.63)       (2.60)       (1.54)       (2.40)
                                    -------    ---------    ---------    ---------    ---------
  Investment income -net               1.69         1.85         2.78         0.84         1.15
  Distributions from investment
     income -net                      (0.96)       (0.98)       (0.97)       (0.58)       (0.58)
  Net realized and unrealized
     gain (loss) on securities        (5.72)        3.35        19.96         9.15         9.31
Share transactions                     0.32         0.30         0.06        (0.10)        0.08
                                    -------    ---------    ---------    ---------    ---------
Net increase (decrease) in net
  asset value                         (4.67)        4.52        21.83         9.31         9.96
Net asset value:
  Beginning of year                   79.59        75.07        53.24        43.93        33.97
                                    -------    ---------    ---------    ---------    ---------
  End of year                       $ 74.92    $   79.59    $   75.07    $   53.24    $   43.93
                                    =======    =========    =========    =========    =========
RATIOS
Ratio of expenses to average net
  assets                               2.13%        1.07%        4.23%        3.20%        6.30%
Ratio of investment income - net
  to average net assets                4.24%        2.34%        8.77%        1.75%        3.01%
Portfolio turnover                     3.29%        8.31%        2.55%        0.93%        1.36%
AVERAGE SHARES OUTSTANDING          997,549    1,056,454    1,083,696    1,097,032    1,106,052

* Per share data is based upon the average number of shares outstanding for the year. The computation assumes that outstanding stock options were exercised and the proceeds used to purchase common stock.

--------------------------------------------------------------------------------
Computation of Net Asset Value per Share
Basic and Diluted
For the Year Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                               1999                     1998
                                                            -----------              -----------
BASIC
Net Asset                                                   $72,993,361              $80,795,319
                                                            ===========              ===========
Shares Outstanding                                              938,062                  978,362
                                                            ===========              ===========
Net Asset Value per Share                                   $     77.81              $     82.58
                                                            ===========              ===========
DILUTED
Options                                                          45,000                   45,000
Exercise Price                                    $12.75                   $12.75
Market Price                                       65.50         (8,760)    71.25         (8,196)
                                                            -----------              -----------
Additional Shares Attributable to Stock
  Options                                                        36,240                   36,804
Shares Outstanding                                              938,062                  978,362
                                                            -----------              -----------
                                                                974,302                1,015,166
                                                            ===========              ===========
Net Asset Value per Share                                   $     74.92              $     79.59
                                                            ===========              ===========

First Carolina Investors, Inc.
--------------------------------------------------------------------------------

DIRECTORS

Brent D. Baird*
 Private Investor

Bruce C. Baird
 President
 Belmont Contracting Co., Inc.

Patrick W.E. Hodgson*+
 President of Cinnamon Investments Ltd. and
 Chairman of Todd Shipyards Corporation

Theodore E. Dann, Jr.+
 President
 Buffalo Technologies Corporation

James E. Traynor+
 President
 Clear Springs Development Co., LLC

H. Thomas Webb III*
 Senior Vice-President
 Crescent Resources, Inc.

*Member of Executive Committee
+Member of the Audit Committee

OFFICERS:

Brent D. Baird
 Chairman

H. Thomas Webb III
 President

Bruce C. Baird
 Vice President, Secretary & Treasurer

Cynthia Raby
 Assistant Secretary

REGISTRAR, TRANSFER AND DISBURSING AGENT
Continental Stock Transfer and Trust Company
2 Broadway
New York, NY 10004

AUDITORS
KPMG LLP
401 South Tryon Street
Charlotte, NC 28202